UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

L3 TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-37975	13-3937436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Nos.)

600 Third Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LLL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. — Entry into a Material Definitive Agreement.

On June 13, 2019, L3 Technologies, Inc. (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into a Supplemental Indenture (the “Supplemental Indenture”) following the Company’s receipt of the requisite consents of the holders of the Company’s outstanding 4.950% Senior Notes due 2021, 3.850% Senior Notes due 2023, 3.950% Senior Notes due 2024, 3.850% Senior Notes due 2026 and 4.400% Senior Notes due 2028 (collectively, the “Notes”) pursuant to consent solicitations in respect of certain amendments to the Notes that commenced on May 30, 2019 (the “Consent Solicitations”). The Supplemental Indenture eliminates most of the restrictive covenants and certain default provisions respecting the Notes. Except for the provision related to the removal of the Guarantees (as defined in the Supplemental Indenture), the provisions of the Supplemental Indenture are effective upon execution but will only become operative upon consummation of the Consent Solicitations. The provision relating to the removal of the Guarantees will only become effective upon the release of the Guarantees through the payoff of the Company’s outstanding Indebtedness (as defined in the Supplemental Indenture).

A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The description of the Supplemental Indenture is qualified in its entirety by the terms of the Supplemental Indenture.

ITEM 9.01. — Financial Statements and Exhibits.

(D)	Exhibits

Exhibit	Description

4.1	Twelfth Supplemental Indenture, dated as of June 13, 2019, among L3 Technologies, Inc., the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: June 13, 2019